SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

                                  SORELL, INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

         Nevada                    0-27675                      86-0914695
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)

                         The Old Vicarage Church Street
                        Uttoxeter, Staffordshire, England         ST14 8AA
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 +44 8703 899902
               --------------------------------------------------
               Registrant's telephone number, including area code

                   Buk-ri 35, Nama-Myun, Yongin City, South Korea
           ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 28, 2007, shareholders of Tojen, Ltd. acquired 75,000,000 of the issued and outstanding shares of the Registrant, Sorell, Inc., representing approximately 83.1% of the issued and outstanding common stock. Shareholders of Sorell, Inc. cancelled 21,305,000 shares as part of the acquisition. Subsequent to the acquisition, the Registrant intends to change its name to Tojen Holdings, Ltd. to reflect the primary brand name and business of Tojen, Ltd. ("Tojen").

     Effective February 28, 2007, the Registrant and Tojen entered into a Reorganization and Stock Purchase Agreement (the "Agreement") whereby the Registrant acquired all of the outstanding shares of Tojen in exchange for 75,000,000 of the Registrant's newly issued shares of common stock (the "Share Exchange"). As a result, Tojen became a subsidiary of the Registrant's. Simultaneously, the Registrant entered into an Assignment and Assumption Agreement with Bon Kwan Koo pursuant to which Mr. Koo assumed the obligations of S-Cam Co., Ltd., the Company's previous operating subsidiary. In addition, pursuant to the Agreement, the directors and officers of the Registrant resigned and Tom Adams (Chairman) and Mark Cockshutt, each of which are directors of Tojen, were appointed to the board of directors of the Registrant and Tom Adams was appointed as Chief Executive Officer of the Registrant and Mark Cockshutt was appointed as Chief Operation Officer of the Registrant.

     In evaluating Tojen as a candidate for the proposed acquisition, the Registrant used criteria such as Tojen's business strategy in the telecommunications industry (as set forth more fully below under "Business") and other anticipated operations, and Tojen and its principal's business name and reputation.

     Following the Share Exchange, the Registrant intends to continue Tojen's historical businesses and proposed businesses as set forth more fully immediately below. The historical business and operations of the Registrant shall no longer be continued.

                                    BUSINESS

Executive  Summary

     Tojen Holdings ('Tojen') was formed in February 2005 and is now a rapidly emerging player in the multi-billion dollar telecommunications industry. Tojen Holdings has four wholly owned companies, Tojen Telecom Ltd, Electrex Ltd, Tojen Portfolios LLC and A-1 Portfolios.

     Tojen Telecom Ltd was established as a telecommunications distribution network to take advantage of the worldwide surplus of state-of-the-art mobile telephones, telephone accessories and electronic commodities in Europe and Asia. In a carefully formulated strategy, Electrex Ltd was then used to create a vertical market to guarantee supply and minimize corporate overhead and management time, dealing in logistics and support division, supplying hardware to the dealer network and call centers throughout the U.K.

     In the first instance, Tojen identified a significantly under-served segment of the telecommunications distribution market due to the inherent miscalculation of major networks and manufacturers of standard supply and demand market requirements. It started operations as a market maker and provider of telecommunications products, principally mobile handsets from Nokia, Sony, Ericcson and Motorola. Tojen and its wholly owned companies Tojen Telecom and Electrex Midlands Limited were created to form a secondary trading platform to create cash liquidity and further product flow between the supplier and customer due to market surpluses.

     Tojen has enjoyed rapid growth due to the reputation, depth of experience and contact base of its management team in the telecommunications sector both in Europe and the Middle East. The distribution of the product is with known customers and the procedures have been carefully structured to ensure the most efficient operations at all levels including warehousing and freight forwarding with delivery direct to retail outlets worldwide. The strict due diligence and accounting procedures to eliminate credit risk has yielded a proven supplier and customer base that is currently on track to generate US $389 million of sales p.a. (based on current activity) with a projected 20% growth in the period to June 2007.

Industry  Overview

     The mobile telecoms industry is moving into the maturity phase of the industry life cycle: market penetration rates are at 78% and average revenue per user (ARPU) has been flat for three years. While customer and financial data show the shift from growth to maturity, many of the industry's working practices have not changed since the years of rapid growth. In the distribution channel, this has resulted in a conflict between mobile operators' new business efficiency imperatives and retail resellers' objectives tied to customer acquisition. To resolve the conflict, mobile operators need to define, negotiate, and implement a new approach to retail distribution. Tojen seeks to focus on a strategy to meet changing market and regulatory conditions with the objective of maximizing shareholder value.

Future  Diversification

     With the substantial growth and success of the telecommunications distribution business, a secondary focus is being developed to extend and diversify the revenue base into other high value, high quality goods. Two further companies have been created, Tojen Portfolios LLC in Florida and A1 Portfolios Ltd in the UK to accommodate two new agreements. The first is for the exclusive distribution rights of the finest cigars out of the Dominican Republic (worldwide except the USA) and the second is for the distribution rights of branded motorcycles and apparel (throughout Europe).

     Tojen is implementing a growth strategy based on its core business of supply and distribution of mobile phones, accessories and connections in the U.K Management believes that the Company is able to offer the highest quality customer service, along with extremely competitive pricing. Existing partnerships allow the company to give a complete communication solution to trade and domestic consumers alike. With an aggressive growth strategy, improving industry backdrop, first rate alliances, solid margins, myriad of significant profit streams, outstanding business and revenue model, diligent business plan, aggressive marketing strategy, virtual worldwide penetration and an extremely capable experienced management team, management believes that the Company represents a compelling risk/reward situation in its niche specialized segments of the telecommunications solutions arena.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     Effective February 28, 2007, in accordance with the Reorganization Agreement, the Registrant issued 75,000,000 of the Registrant's newly issued restricted shares of common stock to the prior shareholders of Tojen, all of whom were located in the United Kingdom. This issuance was completed in accordance with Regulation S promulgated under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT

The disclosure set forth above under Item 2.01 (Completion of Acquisition or Disposition of Assets) is hereby incorporated by reference into this Item 5.02.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the Agreement, the directors and officers of the Registrant resigned and Tom Adams (Chairman) and Mark Cockshutt, each of which are directors of Tojen, were appointed to the board of directors of the Registrant and Tom Adams was appointed as Chief Executive Officer of the Registrant and Mark Cockshutt was appointed as Chief Operation Officer of the Registrant.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial statements of business acquired

     The audited consolidated financial statements of Tojen, Ltd. for the two fiscal years ended December 31, 2005 and December 31, 2006.

(b)  Pro forma financial information

     The Registrant's pro forma consolidated financial statements for the twelve months ended December 31, 2006 will be included by amendment.

(d)     Exhibits

o 10.1 Reorganization and Stock Purchase Agreement previously filed with Form 8-K as filed with the SEC on March 6, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SORELL, INC.
                                            (Registrant)


Date:  August 1, 2007                       By:  /s/  Tom Adams
                                               --------------------------------
                                                      Tom Adams
                                                      Chief Executive Officer,
                                                      Chief Financial Officer

         Tojen Holdings Limited


Financial Statements

  Independent Auditors' Report;                                              1

  Audited Consolidated Balance Sheet as of December 31, 2006 and 2005;       2

  Audited Consolidated Statement of Operations for the fiscal years
     ended December 31, 2006 and 2005;                                       3

  Audited Consolidated Statement of Stockholders' Equity for the
     fiscal years ended December 31, 2006 and 2005;                          4

  Audited Consolidated Statement of Cash Flows for the fiscal years
     ended December 31, 2006 and 2005; and                                   5

  Notes to Audited Consolidated Financial Statements.                        6

                              GRUBER & COMPANY LLC



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Tojen Holdings Limited and
Subsidiaries:

We have audited the accompanying balance sheet of Tojen Holdings Limited and Subsidiaries, as of December 31, 2006 and 2005 and the related statements of operations, comprehensive loss, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position ofTojen Holdings Limited and subsidiaries as of December 31, 2006 and 2005 and the results of its' operations and its' cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. The accompanying financial statements have been prepared assuming the Comp any will continue as a going concern. As discussed in note 8 to the financial statements, the Company has been effected by a significant event that raises substantial doubt about it ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.




/s/  Gruber & Company LLC
-----------------------------
     Gruber & Company LLC

Lake St. Louis Mo.

July 20, 2007




                                   Tojen Holdings Limited and Subsidiaries
                                                Balance Sheet



                                                                 31-Mar-07       31-Dec-06      31-Dec-05
Assets
                  Current Assets:
                  Cash in Bank                               $      348,245         346,370         102,946
                  Accounts Receivable                            34,858,418      34,671,104       1,996,272

                  Total Current Assets                       $   35,206,663      35,017,474       2,099,218

                  Fixed Assets-Net                                      466             738             842

                  Other Assets                                         --             7,048            --
                                                                 ----------      ----------      ----------

Total Assets                                                 $   35,207,129      35,025,260       2,100,060
                                                                 ==========      ==========      ==========
Liabilities and Stockholders' Equity
                  Current Liabilities
                  Accounts Payable and Accrued Expenses      $   29,321,518      29,144,601       2,105,091
                  Note Payable                                    5,250,355       5,222,083            --
                                                                 ----------      ----------      ----------

                  Total Current Liabilities                  $   34,571,873      34,366,684       2,105,091

                  Stockholders' Equity:
                  Common Stock, authorized
                                                                        400             400             400
                  Additional Paid in Capital                          4,553          4,553            3,730
                  Other Comprehensive Income                         29,364          25,401            (641)
                  Retained Earnings (Deficit)                       600,939         628,222          (8,520)
                                                                 ----------      ----------      ----------

                  Total Stockholders' Equity                 $      635,256         658,576          (5,031)
                                                                 ----------      ----------      ----------

Total Liabilities and Stockholders' Equity                   $   35,207,129      35,025,260       2,100,060
                                                                 ==========      ==========      ==========

                                                      2



                                Tojen Holdings, Ltd. and Subsidiaries
                                       Statement of Operations



                                                Three Months               Years Ended Dec 31
                                               March 31, 2007           2006               2005

Sales                                          $         --          459,796,866         18,236,605

Cost of Sales                                            --          455,022,871         18,146,196
                                                 ------------       ------------       ------------

Gross Profit                                   $         --            4,773,995             90,409

Selling, General and Administrative Expenses           27,283          1,145,571             81,056
                                                 ------------       ------------       ------------

Profit from Operations                         $      -27,283          3,628,424              9,353

Other Income (Expense)
                  Interest                               --           (2,756,327)              --
                  Other                                  --                 --                   40
                                                 ------------       ------------       ------------

Profit before Income Taxes                     $      (27,283)           872,097              9,393

Income Taxes                                             --             (235,355)            (3,284)
                                                 ------------       ------------       ------------

Net Profit                                     $      -27,283            636,742              6,109
                                                 ============       ============       ============
Weighted Average Shares Outstanding                       200                200                200

Profit (Loss) Per Share                               -146.42              3,184              30.54

                                                  3



                                    Tojen Holdings Ltd. & Subsidiaries
                                     Statement of Stockholders' Equity



                             Shares      Par       Total       APIC       Comp        R/E         Total

                            --------   --------   --------   --------   --------    --------    --------
Balance December 31, 2004        400          1        400      3,730       --       (14,629)    (10,499)

Net Profit                      --         --         --         --         --         6,109        --

Currency Translation            --         --         --         --         (641)       --          --

Balance December 31, 2005       --         --          400      3,730       (641)     (8,520)     (5,031)

Contribution of Capital         --         --         --          823       --          --           823
Currency Translation            --         --         --         --       26,042        --        26,042
Net Profit                      --         --         --         --         --       636,742     636,742

Balance December 31, 2006       --         --          400      4,553     25,401     628,222     658,576

Net Loss                        --         --         --         --         --       (27,283)    (27,283)

Currency Translation            --         --         --         --        3,963        --         3,963

Balance March 31, 2007          --         --          400      4,553     29,364     600,939     635,256

                                                     4



                              Tojen Holdings Limited and Subsidiaries
                                      Statement of Cash Flows



                                                                          2007          2006
Cash Flows from Operating Activities:
                  Net Profit (Loss) for Period                            (27,283)       636,742
                  Adjustments to Reconcile net profit (loss)
                  to net cash used in operating activities:
                  Depreciation                                                272            104
                  Changes in Operating assets and liabilities:
                  (Increase) in Accounts Receivable                      (187,314)   (32,674,832)
                  (Increase) in Other Assets                                7,048         (7,048)
                  Increase in Accounts Payable and Accrued Expenses       176,917     27,039,510
                                                                      -----------    -----------

Net Cash Flows used in Operating Activities                               (30,360)    (5,005,524)

Cash Flows from Investing Activities
                  Assets                                                     --             --

Cash Flows from Financing Activities
                  Increase in Notes Payable                                28,272      5,222,083
                  Changes in Comprehensive income                           3,963         26,042
                  Stock for Cash                                             --              823
                                                                      -----------    -----------

Net Cash Flows from Financing Activities                                   32,235      5,248,948

Net Increase in Cash                                                        1,875        243,424

Cash at the Beginning                                                     346,370        102,946

Cash at the End                                                           348,245        346,370

                                                 5



                     Tojen Holdings Limited and Subsidiaries
                   Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1. The Company

Tojen Holdings Ltd.. (the Company) was established as on October 8, 2004 and began operations in November of 2005. Details of the Company's subsidiary (which together with the Company are collectively referred to as the "Group") and its principal activity as of December 31, 2006 and March 31, 2007 was as follows:

---------------------------------------------------------------------------------------------------------------
    Name                         Place of          Percentage of equity interest        Principal Activity
                               Registration         attributable to the Group
---------------------------------------------------------------------------------------------------------------
Electrex                         England                       100%                     Wholesale headsets
---------------------------------------------------------------------------------------------------------------
Tojen Telecom                    England                       100%                    Retailer mobile phone
---------------------------------------------------------------------------------------------------------------
A-1 and Tojen Portfolio       England and USA                  100%                           Dormant
---------------------------------------------------------------------------------------------------------------



2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("US GAAP"). The consolidated financial statements include the accounts of Tojen Holdings. and its wholly owned subsidiaries and variable interest entities. All material intercompany balances and transactions have been eliminated from the consolidated financial statements.

(b) Use of Estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation and allowance for doubtful receivables. Actual results could differ from those estimates.


(c) Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(d) Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer's inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted. There was allowance for doubtful accounts as of March 31, 2007, December 31, 2006 and 2005 of $6,000,000, $6,000,000 and
0.

(e) Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold properties, which are depreciated over their useful lives or the terms of their related leases, whichever is less.

                                       6

                     Tojen Holdings Limited and Subsidiaries
                   Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------



Expenditure for maintenance and repairs, which does not improve or extend the expected useful life of the assets, is expensed to operations while major repairs are capitalized.

The estimated useful lives are as follows:


Computer equipment                                  3 years
Furniture & Fixture                                 5 years


The gain or loss on disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets, and, if any, is recognized in the statement of operations and comprehensive income..

(f) Impairment of Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets", the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized.


(g) Income Taxes

The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes". Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(h) Revenue Recognition

Revenue from goods sold is recognized when title has passed to the purchaser, which generally is at the time of delivery.

(I) Foreign Currency Transactions

The Company's functional currency is the British pound and its reporting currency is U.S. dollars. The Company's balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in owners' equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred. The translation and transaction gains and losses were immaterial for the periods ended March 31, 2007, December 31, 2006 and 2005.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

(J) Fair Value of Financial Instruments

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

                     Tojen Holdings Limited and Subsidiaries
                   Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


For certain financial instruments, including cash, accounts and other receivables, accounts payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations.

(k) Earnings Per Share

Basic earnings per share is computed by dividing the earning for the year by the weighted average number of common shares outstanding for the period.

(l) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments. These transactions are deemed immaterial for the periods presented.
..

3. Related Party Transactions
 The Company has the following balances with related parties:
None                                                                 0
                                                              ----------------



                                                              ----------------
                                                              ================



                                                              ----------------
                                                              ================


                                                              ----------------
                                                              ----------------



                                                              ================

4. Note payable

     The Company has a note payable to a bank due within one year interest at 8%.

                     Tojen Holdings Limited and Subsidiaries
                   Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5. Income Taxes

The Company and its subsidiary are subject to Income Taxes on an entity basis on income arising in, or derived from the tax jurisdiction in which they operate. The company is subject to the income tax at a rate in the UK of 30%.


A reconciliation between taxes computed at the statutory rate of 33% and the Company's effective tax rate is as follows:-

                                                              December 31,
                                                        -----------------------
                                                          2006           2005
                                                        -----------------------
                                                        US$'000         US$'000

Income before income tax                                =======================

Income tax on pretax income at statutory rate
Tax effect of exemptions                                -----------------------
                                                          --               --
                                                        =======================

The Company is also subject to value-added tax ("VAT"). .


6. Commitments and Contingencies

As of December 31, 2006 and 2005, the Company leased

The future minimum lease payments  follows:-

                                                           -----------------
                                                           December 31, 2006
                                                           -----------------
Year                                                            US$'000

2007                                                             46,556
2008                                                             54,000
2009                                                             54,000
2010                                                             66,000
2011-2013                                                       185,000
                                                           -----------------

                                                                405,556

                                                           =================


7. Concentrations and Credit Risk

The Company operates principally in the UK and grants credit to its customers in this geographic region. It is always possible that unanticipated events in foreign countries could disrupt the Company's operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, accounts and notes receivable

A substantial portion of revenue was generated from a few customers for the periods ended December 31, 2006 and March 31, 2007. For the period ended December 31, 2006, five customers accounted for approximately (51%) of total sales.

                     Tojen Holdings Limited and Subsidiaries
                   Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


At December 31, 2006 and March 31, 2007, these customers accounted for 63.1% and 64.2% of net accounts receivable, respectively. The accounts had repayment terms of 90 days.

The Company does not require collateral to support financial instruments that are subject to credit risk.

8.    Going Concern
        The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company ceased selling in the first quarter 2007, due to revenue and custom actions in the UK. This matter raises substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence: Management feels with recent tax rulings, it can now start selling its product,

Management intends to raise financing through private equity financing or other means and interests that it deems necessary.